UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : March 16, 2006 (March 13, 2006)
Tri-Isthmus Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30326	77-0557617

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7855 Ivanhoe Avenue, Suite 200, La Jolla, California 92037-4508
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (858) 551-2920
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 13, 2006, Tri-Isthmus Group, Inc. (the “Registrant”), a Delaware corporation formerly known as Vsource, Inc., through various indirect subsidiaries as described below, entered into amendments to the following two agreements pursuant to which such subsidiaries agreed to acquire from the same seller a controlling interest in two separate outpatient surgical centers in San Diego, California:
(a)	Partnership Interest Purchase Agreement (the “Del Mar Agreement”) entered into on December 2, 2005, by and among Del Mar GenPar, Inc. (“DM GenPar”), and Del Mar Acquisition, Inc. (“DM Acquisition” and, together with DM GenPar, the “Del Mar Buyers”), each a Nevada corporation and a wholly-owned indirect subsidiary of the Registrant; Surgical Ventures, Inc. (“SVI”), a California corporation; and David M. Kupfer, M.D. (“Kupfer”), an individual residing in the State of California and the sole stockholder of SVI; and

(b)	Partnership Interest Purchase Agreement (the “Point Loma Agreement”) entered into on December 2, 2005, by and among Point Loma GenPar, Inc. (“PL GenPar”), and Point Loma Acquisition, Inc. (“PL Acquisition” and, together with PL GenPar, the “Point Loma Buyers”), each a Nevada corporation and a wholly-owned indirect subsidiary of the Registrant; SVI and Kupfer.
The Del Mar Agreement and the Point Loma Agreement were attached as Exhibits 10.1 and 10.2, respectively, to the Registrant’s Current Report on Form 8-K filed on December 7, 2005. The terms and conditions of the amendments to the Del Mar Agreement and the Point Loma Agreement are substantially identical other than with respect to the identification of the parties and the surgical center to which each applies.
     The First Amendment to the Del Mar Agreement (the “Del Mar Amendment”), which is attached hereto as Exhibit 10.3, was entered into on March 13, 2006, by and among the Del Mar Buyers, SVI and Kupfer. Pursuant to the Del Mar Amendment, DM Acquisition acquired a 19.99% limited partner interest in Elite Surgical Centers, Del Mar L.P. (the “Del Mar Partnership”), a California limited partnership which operates the outpatient surgical center known as Elite Surgical Center Del Mar, located at 12264 El Camino Real, Suite 55, San Diego, CA 92130, and the Del Mar Buyers agreed to acquire an additional 31.01% interest in the Del Mar Partnership upon the satisfaction of certain closing conditions, as described in the Del Mar Agreement and the Del Mar Amendment. The aggregate consideration for the 19.99% limited partner interest in the Point Loma Partnership acquired pursuant to the Del Mar Amendment was $499,750 payable in preferred stock of DM Acquisition, which preferred stock will be exchangeable into shares of the Registrant’s common stock, par value $0.01 per share (“Parent Common Stock”), on the terms and subject to the conditions set forth in the certificate of designation for such preferred stock, which was attached as an exhibit to the Del Mar Agreement. The aggregate consideration for the acquisition of the additional 31.01% interest in the Del Mar Partnership, assuming such acquisition is consummated, will be $750,250 payable in additional preferred stock of DM Acquisition, which additional preferred stock will also be exchangeable into shares of Parent Common Stock on the terms and subject to the conditions set forth in the certificates of designation for such additional preferred stock, which were attached as exhibits to the Del Mar Agreement.

     The Del Mar Amendment modifies certain of the customary representations, warranties, covenants, closing conditions, and termination rights set forth in the Del Mar Agreement. The Del Mar Amendment does not modify the mutual indemnity provisions of the Del Mar Agreement or the provisions allowing termination of the Del Mar Agreement at any time for any reason or no reason if the terminating party agrees to reimburse the non-terminating party for its legal fees incurred through the date of such termination.
     The foregoing description is subject to, and qualified in its entirety by, the Del Mar Amendment and the exhibits thereto, which are attached to this report as Exhibit 10.3, and the Del Mar Agreement and the exhibits thereto, which were attached as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 7, 2005.
     The First Amendment to the Point Loma Agreement (the “Point Loma Amendment”), which is attached hereto as Exhibit 10.4, was entered into on March 13, 2006, by and among the Point Loma Buyers, SVI and Kupfer. Pursuant to the Point Loma Amendment, PL Acquisition acquired a 19.99% limited partner interest in Point Loma Surgical Center, L.P. (the “Point Loma Partnership”), a California limited partnership which operates the outpatient surgical center known as Point Loma Surgical Center, located at 3434 Midway Drive, Suite 1006, San Diego, CA 92110, and the Point Loma Buyers agreed to acquire an additional 31.01% interest in the Point Loma Partnership upon the satisfaction of certain closing conditions, as described in the Point Loma Agreement and the Point Loma Amendment. The aggregate consideration for the 19.99% limited partner interest in the Point Loma Partnership acquired pursuant to the Point Loma Amendment was $499,750 payable in preferred stock of PL Acquisition, which preferred stock will be exchangeable into shares of Parent Common Stock on the terms and subject to the conditions set forth in the certificate of designation for such preferred stock, which was attached as an exhibit to the Point Loma Agreement. The aggregate consideration for the acquisition of the additional 31.01% interest in the Point Loma Partnership, assuming such acquisition is consummation, will be $750,250 payable in additional preferred stock of PL Acquisition, which additional preferred stock will also be exchangeable into shares of Parent Common Stock on the terms and subject to the conditions set forth in the certificates of designation for such additional preferred stock, which were attached as exhibits to the Point Loma Agreement.
     The Point Loma Amendment modifies certain of the customary representations, warranties, covenants, closing conditions, and termination rights set forth in the Point Loma Agreement. The Point Loma Amendment does not modify the mutual indemnity provisions of the Point Loma Agreement or the provisions allowing termination of the Point Loma Agreement at any time for any reason or no reason if the terminating party agrees to reimburse the non-terminating party for its legal fees incurred through the date of such termination.
     The foregoing description is subject to, and qualified in its entirety by, the Point Loma Amendment and the exhibits thereto, which are attached to this report as Exhibit 10.4, and the Point Loma Agreement and the exhibits thereto, which were attached as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on December 7, 2005.

Item 7.01 Regulation FD Disclosure.
     On March 15, 2006, the Registrant issued a press release announcing its acquisition of 19.99% interests in each of the Del Mar Partnership and the Point Loma Partnership. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 7.01 is being furnished pursuant to Regulation FD. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this Item 7.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Partnership Interest Purchase Agreement, dated as of December 2, 2005, by and among Del Mar GenPar, Inc. and Del Mar Acquisition, Inc., as the buyers; Surgical Ventures, Inc., as the seller; and David M. Kupfer, M.D., along with all exhibits thereto (incorporated by reference from Current Report on Form 8-K filed on December 7, 2005).

10.2	Partnership Interest Purchase Agreement, dated as of December 2, 2005, by and among Point Loma GenPar, Inc. and Point Loma Acquisition, Inc., as the buyers; Surgical Ventures, Inc., as the seller; and David M. Kupfer, M.D., along with all exhibits thereto (incorporated by reference from Current Report on Form 8-K filed on December 7, 2005).

10.3	First Amendment to Partnership Interest Purchase Agreement, dated as of March 13, 2006, by and among Del Mar GenPar, Inc. and Del Mar Acquisition, Inc., as the buyers; Surgical Ventures, Inc., as the seller; and David M. Kupfer, M.D., along with all exhibits thereto.

10.4	First Amendment to Partnership Interest Purchase Agreement, dated as of March 13, 2006, by and among Point Loma GenPar, Inc. and Point Loma Acquisition, Inc., as the buyers; Surgical Ventures, Inc., as the seller; and David M. Kupfer, M.D., along with all exhibits thereto.

99.1	Press Release dated March 15, 2006 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.

Date: March 16, 2006	By:	/s/ David Hirschhorn

Name: David Hirschhorn
Title: Co-Chief Executive Officer